UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2020

Genesis Park Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39733	98-1550429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Edwards Street, Suite B

Houston, Texas 77007

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 489-4650

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	GNPK.U	The New York Stock Exchange
Class A ordinary shares	GNPK	The New York Stock Exchange
Warrants	GNPK WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 23, 2020, the registration statement (File No. 333-249066) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Genesis Park Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated November 23, 2020, by and between the Company and Jefferies LLC (“Jefferies”), as representative of the underwriters;

•	A Warrant Agreement, dated November 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company;

•	A Letter Agreement, dated November 23, 2020, by and among the Company, the Sponsor and the Company’s officers and directors;

•	An Investment Management Trust Agreement, dated November 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company;

•	A Registration and Shareholder Rights Agreement, dated November 23, 2020, by and among the Company, Genesis Park Holdings (the “Sponsor”), Genesis Park II LP (the “Managing Member”) and Jefferies;

•	A Private Placement Warrants Purchase Agreement, dated November 23, 2020, by and between the Company and the Sponsor;

•	A Private Placement Warrants Purchase Agreement, dated November 23, 2020, by and between the Company and Jefferies;

•	Indemnity Agreements, dated November 23, 2020, by and among the Company and each of the directors, officers and advisors of the Company;

•	An Administrative Services Agreement, dated November 23, 2020, between the Company and Genesis Park II LP; and

•	A Subscription Agreement, dated November 18, 2020, by and between the Company and a qualified institutional buyer not affiliated with the Sponsor (the “Anchor Investor”).

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13, 10.14, 10.15, 10.16, 10.17 and 10.18, respectively.

On November 27, 2020, the Company consummated the IPO of 16,377,622 units (the “Units”), including the issuance of 1,377,622 Units as a result of Jefferies’ exercise of its over-allotment option. Each Unit consists of one Class A ordinary share, $0.0001 par value (“Ordinary Share”), and one-half of one redeemable warrant (“Warrant”) entitling its holder to purchase one Class A ordinary share at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $163,776,220.

As of November 27, 2020, a total of $166,232,863.30 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of November 27, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Sponsor Private Placement”) with the Sponsor of an aggregate of 7,292,541 warrants (“Sponsor Private Warrants”) to purchase 7,292,541 Class A ordinary shares, each at a price of $1.00 per Sponsor Private Warrant, generating total proceeds of $7,292,541.

Simultaneously with the closing of the IPO, the Company also consummated the private placement (“Jefferies Private Placement” and together with Sponsor Private Placement, “Private Placement”) with Jefferies of an aggregate of 439,627 warrants (the “Jefferies Private Warrants” and together with Sponsor Private Warrants, “Private Warrants”) to purchase 439,627 Class A ordinary shares, each at a price of $1.00 per Jefferies Private Warrant, generating total proceeds of $439,627.

The Private Warrants are identical to the warrants sold in the IPO except that the Private Warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. Additionally, such initial purchasers agreed not to transfer, assign or sell any of the Private Warrants or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination. Such initial purchasers were granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants.

The Jefferies Private Warrants are further subject to restrictions under Financial Industry Regulatory Authority (“FINRA”) regulations.

The Private Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 23, 2020, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference.

Item 8.01.	Other Events.

On November 23, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 23, 2020, by and between the Company and Jefferies.

4.1	Warrant Agreement, dated November 23, 2020, by and between Continental Stock Transfer & Trust Company and the Company.

10.1	Investment Management Trust Agreement, dated November 23, 2020, by and between Continental Stock Transfer & Trust Company and the Company.

10.2	Registration and Shareholder Rights Agreement, dated November 23, 2020, by and among the Company, the Sponsor, the Managing Member and Jefferies.

10.3	Private Placement Units Purchase Agreement, dated November 23, 2020, by and between the Company and the Sponsor.

10.4	Private Placement Units Purchase Agreement, dated November 23, 2020, by and between the Company and Jefferies.

10.5	Indemnity Agreement, dated November 23, 2020, by and between the Company and Paul W. Hobby.

10.6	Indemnity Agreement, dated November 23, 2020, by and between the Company and Jonathan E. Baliff.

10.7	Indemnity Agreement, dated November 23, 2020, by and between the Company and David Bilger.

10.8	Indemnity Agreement, dated November 23, 2020, by and between the Company and David N. Siegel.

10.9	Indemnity Agreement, dated November 23, 2020, by and between the Company and Wayne Gilbert West.

10.10	Indemnity Agreement, dated November 23, 2020, by and between the Company and Richard H. Anderson.

10.11	Indemnity Agreement, dated November 23, 2020, by and between the Company and Thomas Dan Friedkin.

10.12 10.13	Indemnity Agreement, dated November 23, 2020, by and between the Company and Andrea Fischer Newman. Indemnity Agreement, dated November 23, 2020, by and between the Company and Nina Jonsson.

10.14 10.15 10.16

Indemnity Agreement, dated November 23, 2020, by and between the Company and John Bolton.

Indemnity Agreement, dated November  23, 2020, by and between the Company and Dave Davis.

Administrative Services Agreement, dated November 23, 2020, by and between the Company and the Sponsor.

10.17	Letter Agreement, dated November 23, 2020, by and among the Company, the Sponsor and each director and officer of the Company.

10.18	Form of Subscription Agreement, dated November 18, 2020, by and between the Company and the Anchor Investor.

99.1	Press Release, dated November 23, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 27, 2020		Genesis Park Acquisition Corp.

	By:	/s/ Paul W. Hobby
Name: Paul W. Hobby
Title: Chief Executive Officer